UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2011

RSC HOLDINGS INC.
RSC HOLDINGS III, LLC
RSC EQUIPMENT RENTAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33485	22-1669012
Delaware	333-144625-01	41-2218971
Arizona	333-144625	86-0933835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200 Scottsdale, Arizona 85254

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (480) 905-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2011, the Compensation Committee of RSC Holdings Inc., a Delaware corporation (the “Company”), (i) approved discretionary 2011 cash bonuses for the named executive officers other than Mr. Olsson, and (ii) recommended that the Board of Directors approve a discretionary 2011 cash bonus for Mr. Olsson. On December 27, 2011, the Board of Directors approved the bonus so recommended for Mr. Olsson. As a result of these actions, discretionary 2011 cash bonuses will be paid to the named executive officers as follows: Mr. Olsson, $800,000; Ms. Chiodo, $425,000; and $400,000 to each of Messrs. Ledlow, Hobson and Corsillo. These discretionary bonuses are independent of any bonuses which may become payable to the executives for 2011 under the Company’s Key Employee Short-Term Incentive Compensation Plan. The 2011 discretionary cash bonuses were awarded in recognition of the leadership and individual efforts demonstrated by these officers, which helped drive the Company’s industry-leading performance in a challenging economic environment coupled with the prospect of industry consolidation, and which culminated in the execution of the merger agreement with United Rentals, Inc., a Delaware corporation (“URI”), announced on December 16, 2011 that would result in a significant premium for stockholders of the Company. These bonuses also recognize and encourage the additional efforts that have been and will be required to consummate the merger transaction while operating the business at the level of dedication and excellence already shown.

Item 8.01.	Other Events.

On December 29, 2011, the Company delivered a memorandum to persons holding options to purchase common stock of the Company, restricted stock units and/or performance units and a presentation to persons holding such options and/or restricted stock units to provide information to such persons regarding the treatment of such options, restricted stock units and performance units in the proposed merger with URI. Copies of the memorandum and the presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals, Inc. or RSC Holdings Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals, Inc. and RSC Holdings Inc. undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals, Inc. and RSC Holdings Inc. have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) United Rentals, Inc. and RSC Holdings Inc. may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals, Inc. and RSC Holdings Inc.; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by United Rentals, Inc. and RSC Holdings Inc. Neither United Rentals, Inc. nor RSC Holdings Inc. gives any assurance that either United Rentals, Inc. or RSC Holdings Inc. will achieve its expectations and neither United Rentals, Inc. nor RSC Holdings Inc. assumes any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals, Inc. and RSC Holdings Inc. described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. All forward-looking statements included in this document are based upon information available to United Rentals, Inc. and RSC Holdings Inc. on the date hereof, and neither United Rentals, Inc. nor RSC Holdings Inc. assumes any obligation to update or revise any such forward-looking statements.

Important Additional Information Will Be Filed with the SEC

This Current Report on Form 8-K relates to a proposed transaction between United Rentals, Inc. and RSC Holdings Inc., which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by United Rentals, Inc. This Current Report on Form 8-K is not a substitute for the registration statement and joint proxy statement/prospectus that United Rentals, Inc. will file with the SEC or any other documents that they may file with the SEC or send to stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about United Rentals, Inc. and RSC Holdings Inc., at the SEC’s website at http://www.sec.gov. You will also be able to obtain these documents, free of charge, when filed, by directing a request by mail or telephone to RSC Holdings Inc., Attn: Investor Relations, 6929 E. Greenway Parkway, Suite 200, Scottsdale, AZ 85254, telephone: (480) 281-6956, or from RSC’s website, www.RSCrentals.com.

Participants in Solicitation

United Rentals, Inc., RSC Holdings Inc. and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of United Rentals, Inc. and RSC Holdings Inc. in connection with the proposed transaction. Information about the directors and executive officers of RSC Holdings Inc. and their ownership of RSC Holdings Inc.’s common stock is set forth in RSC Holdings Inc.’s definitive proxy statement filed with the SEC on March 16, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Memorandum to Persons Holding Options to Purchase Common Stock of RSC Holdings Inc., Restricted Stock Units and/or Performance Stock Units, dated December 29, 2011.

99.2	Presentation to Persons Holding Options to Purchase Common Stock of RSC Holdings Inc., and/or Restricted Stock Units, dated December 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC HOLDINGS INC.
RSC HOLDINGS III, LLC
RSC EQUIPMENT RENTAL, INC.

By:	/s/ Kevin J. Groman
Name: Kevin J. Groman
Title: Senior Vice President, General Counsel and Corporate Secretary

Date: December 29, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Memorandum to Persons Holding Options to Purchase Common Stock of RSC Holdings Inc., Restricted Stock Units and/or Performance Stock Units, dated December 29, 2011.

99.2	Presentation to Persons Holding Options to Purchase Common Stock of RSC Holdings Inc., and/or Restricted Stock Units, dated December 29, 2011.